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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported) August 22, 2002



                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-8788                    SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

0-508                     SIERRA PACIFIC POWER COMPANY                               88-0044418
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS - MATERIAL LITIGATION

         On August 22, 2002, Sierra Pacific Power Company (the "Company") filed a lawsuit in the First Judicial District Court of the State of Nevada in and for Carson City seeking judicial review of the May 28, 2002 decision of the Public Utilities Commission of Nevada denying the recovery of $55.8 million of deferred energy costs incurred by the Company on behalf of its customers in 2001.

         At this time, the Company cannot predict how long it will take for the lawsuit to be resolved or the outcome of the lawsuit. A copy of the Company's August 22, 2002 filing is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not required

(b)      Pro forma financial information

         Not required

(c)      Exhibits

         Sierra Pacific Power Company

         99.1 - Petition for Judicial Review of an Order of the Public Utilities Commission of Nevada filed on August 22, 2002 in the case of Sierra Pacific Power Company, Petitioner v. Public Utilities Commission of Nevada, Defendant, in the First Judicial District Court of the State of Nevada in and for Carson City.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                            SIERRA PACIFIC RESOURCES
                                            (Registrant)

Date:  August 23, 2002                      By: /s/ William E. Peterson
                                                    William E. Peterson
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Corporate Secretary

                                            SIERRA PACIFIC POWER COMPANY
                                            (Registrant)

Date:  August 23, 2002                      By: /s/ William E. Peterson
                                                    William E. Peterson
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Corporate Secretary
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                                  EXHIBIT INDEX

SIERRA PACIFIC POWER COMPANY

99.1 - Petition for Judicial Review of an Order of the Public Utilities Commission of Nevada filed on August 22, 2002 in the case of Sierra Pacific Power Company, Petitioner v. Public Utilities Commission of Nevada, Defendant, in the First Judicial District Court of the State of Nevada in and for Carson City.